Exhibit 99.3

ASSET PURCHASE AGREEMENT

ASSET PURCHASE AGREEMENT (hereinafter called this “Agreement”), dated as of June 23, 2006, among Aames Investment Corporation, a Maryland corporation (“Aames”), Aames Funding Corporation, a California corporation (“Aames Funding” and, together with Aames, “Seller”), Accredited Home Lenders Holding Co., a Delaware corporation (“Accredited”), Accredited Home Lenders, Inc., a California corporation and a wholly owned subsidiary of Accredited (“Accredited Home” and, together with Accredited, “Buyer”) and AHL Acquisition, LLC, a Maryland limited liability company and a wholly owned subsidiary of Acquiror (“Merger Sub”).

RECITALS

WHEREAS, Aames, Accredited and Merger Sub entered into an Agreement and Plan of Merger, dated as of May 24, 2006 (the “Merger Agreement”), setting forth the terms and conditions for Accredited’s acquisition of Aames;

WHEREAS, Seller’s business operations include a wholesale mortgage channel (the “Wholesale Business”);

WHEREAS, following the announcement of the Merger Agreement, competitors have taken advantage of the uncertainty of many employees of the Wholesale Business by attempting to hire, and in a number of cases hiring, key salespersons from the Wholesale Business;

WHEREAS, Buyer desires to purchase from Seller the Wholesale Business Assets (as defined below) and, as partial consideration, to assume from Seller the Wholesale Business Liabilities (as defined below), and Seller desires to transfer to Buyer such Wholesale Business Assets and Wholesale Business Liabilities, upon the terms and subject to the conditions set forth herein; and

WHEREAS, Seller (i) leases the property set forth in the Jacksonville Lease (as defined below) and (ii) otherwise owns the Wholesale Business Assets.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.             The Wholesale Business Assets. From time to time as of the date hereof and as agreed upon among the parties hereto, (i) Seller shall sell to Buyer, and Buyer shall purchase, the Wholesale Business Assets and (ii) Buyer shall make binding offers to employ and, to the extent that such offers are accepted, employ such employees of the Wholesale Business as Buyer determines, in consultation with Seller, that Buyer desires to hire (collectively, the “Wholesale Business Employees”).

“Wholesale Business Assets” shall mean the lease agreement, dated as of February 7, 2000 (the “Jacksonville Lease”), between St. Johns Trading Company, Inc. and Aames Funding (as amended as of the date hereof), the Commercial Sales Agreement, dated as of November 16, 2004 (the “Security System Agreement”), between ADT Security Services, Inc. and Aames Home Loans and such other agreements to which the parties hereto reasonably may agree from time to time as of the date hereof (collectively, the “Agreements”), along with the furniture, fixtures and equipment located at the site set forth in the Jacksonville Lease (the “FF&E”) and the knowhow and goodwill associated with the Wholesale Business. Wholesale Business Assets shall not include mortgage loan applications in process with Seller (“Pipeline Loans”); provided that any Hired Employee (as defined below) may transfer to Seller on or more Pipeline Loans for which the Hired Employee was the account executive while in Seller’s employ, and Seller acknowledges and agrees that neither Buyer nor the Hired Employee shall have any liability to Seller with respect to such transfer.

2.             Consideration. The parties hereto agree upon the fair market value of the Wholesale Business Assets (the “Asset Value”), and in consideration therefor, Buyer shall (i) assume from Seller the Wholesale Business Liabilities on July 10, 2006 or such other date as to which the parties may agree and (ii) pay $4.0 million in cash to Aames Funding on August 31, 2006 or such other date as to which the parties may agree (together, the “Consideration”).

“Wholesale Business Liabilities” shall mean Seller’s obligations under the Agreements.

3.             The Closing. The closing of the transactions contemplated hereunder shall be deemed to have taken place as of the date hereof; provided that the employment termination of the Wholesale Business Employees and the hiring dates of the Hired Employees (as defined below), as well as the transfer of the Wholesale Business Assets, shall take place as reasonably agreed upon from time to time by the parties hereto.

4.             Seller Representations and Warranties. Seller represents and warrants to Buyer and Merger Sub as follows:

4.1           Organization and Qualification. Each of Aames and Aames Funding are legal entities duly organized, validly existing and in good standing under the laws of their respective states of formation and have all requisite corporate or similar power and authority to own, lease and operate their respective assets, and to carry on the Wholesale Business as currently conducted. Seller is duly qualified to conduct the Wholesale Business and is in good standing as a foreign corporation in each jurisdiction in which the ownership or operation of the Wholesale Business Assets or the conduct of the Wholesale Business requires such qualification, except where the failure to be so organized, qualified, licensed or admitted or in such good standing, or to have such power or authority, are not, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect.

4.2           Corporate Authorization. Seller has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by Seller of this Agreement has been duly and validly authorized and no additional corporate or shareholder authorization or consent is required in connection with the execution, delivery and performance by Seller of this Agreement.

4.3           Consents and Approvals. No consent, approval, waiver, authorization, notice or filing, except those the failure of which to obtain would not have a Company Material Adverse Effect, is required to be obtained by Seller from, or to be given by Seller to, or made by Seller with, any Governmental Entity (as defined below), in connection with the execution, delivery and performance by Seller of this Agreement. Except as with respect to (i) the Jacksonville Lease and the Security System Agreement, and (ii) the Seller’s warehouse facilities, no consent, approval, waiver, authorization, notice or filing is required to be obtained by Seller from, or to be given by Seller to, or made by Seller with, any Person that is not a Governmental Entity, in connection with the execution, delivery and performance by Seller of this Agreement. “Governmental Entity” means any federal, state or local court, administrative body or other governmental or quasi-governmental entity with competent jurisdiction.

4.4           Non-Contravention. The execution, delivery and performance by Seller of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not (i) violate any provision of the Articles of Incorporation, Bylaws or other organizational documents of Seller or (ii) violate or result in a breach of or constitute a default under any Law to which Seller is subject, or under any Governmental Authorization (as defined below), other than, in the case of clause (ii), conflicts, breaches, terminations, defaults, cancellations, accelerations, losses, violations or Liens that would not have a Company Material Adverse Effect or materially impair or delay Seller’s ability to perform its obligations hereunder. “Governmental Authorization” means all licenses, permits, certificates and other authorizations and approvals related to the Wholesale Business and issued by or obtained from a Governmental Entity.

4.5           Title and Leasehold Interest. Seller has good, valid and marketable title to, and is the sole and exclusive owner of, all right, title and interest in all of the tangible property included in the Wholesale Business Assets, free and clear of any Liens. Seller is not in breach, violation or default under any material provision of the Agreements.

4.6           Binding Effect. This Agreement, when executed and delivered by Buyer and the other parties thereto, constitutes a valid and legally binding obligation of Seller, enforceable against Seller in accordance with its terms.

5.             Buyer and Merger Sub Representations and Warranties. Buyer and Merger Sub represent and warrant to Seller as follows:

5.1           Organization and Qualification. Each of Accredited, Accredited Home and Merger Sub (collectively, the “Buyer Entities”) is a legal entity duly organized, validly existing and in good standing under the laws of their respective states of formation. Each of the Buyer Entities has all requisite corporate power and authority to own and operate its respective properties and assets and to carry on its respective business as currently conducted. Each of the Buyer Entities is duly qualified to do business and is in good standing in each jurisdiction in which the ownership or operation of its respective properties and assets or the conduct of its respective business requires such qualification, except for failures to be so qualified or in good standing that would not, individually or in the aggregate, impair or delay such Buyer Entity’s ability to perform its obligations hereunder.

5.2           Corporate Authorization. Each Buyer Entity has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by each Buyer Entity of this Agreement has been duly and validly authorized and no additional corporate or shareholder authorization or consent is required in connection with the execution, delivery and performance of this Agreement by the Buyer Entities.

5.3           Consents and Approvals. No consent, approval, waiver, authorization, notice or filing is required to be obtained by any Buyer Entity from, or to be given by any Buyer Entity to, or made by any Buyer Entity with, any Governmental Entity or other Person in connection with the execution, delivery and performance by each Buyer Entity of this Agreement other than those the failure of which to obtain, give or make would not, individually or in the aggregate, materially impair or delay the ability of any Buyer Entity to perform its obligations under this Agreement.

5.4           Non-Contravention. The execution, delivery and performance by each Buyer Entity of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not (i) violate any provision of the Articles of Incorporation, Bylaws or other organizational documents of any Buyer Entity or (ii) violate or result in a breach of or constitute a default under any Law to which any of the Buyer Entities is subject, other than, in the case of clause (ii), conflicts, breaches, terminations, defaults, cancellations, accelerations, losses, violations or Liens that would not, individually or in the aggregate, impair or delay any Buyer Entity’s ability to perform its obligations hereunder.

5.5           Binding Effect. This Agreement, when executed and delivered by Seller, will constitute a valid and legally binding obligation of each Buyer Entity enforceable against it in accordance with the terms hereof.

6.             Non-Solicit. Seller agrees that for the period commencing on the date hereof and expiring at the Effective Time, neither it nor any of its Affiliates will directly or indirectly (i) induce or encourage any Wholesale Business Employee to reject Buyer’s offer of employment or to accept any other position or employment or (ii) solicit for employment or any similar arrangement any Wholesale Business Employee; provided, however, that this Section 6 shall not prohibit general solicitations for employment through advertisements or other means; provided, further, that to the extent that the Merger Agreement is terminated for any reason other than as a consequence of breach by Buyer, then such non-solicit period shall extend for a period ending on the first anniversary of such termination of the Merger Agreement.

7.             Wholesale Mortgage Business. Notwithstanding anything herein to the contrary, nothing shall prohibit Seller from re-entering the wholesale mortgage business in the event that the Merger Agreement is terminated under the conditions set forth therein or otherwise fails for any reason to close.

8.             Employee Benefits. (a)   Buyer shall offer employment to the Wholesale Business Employees as the parties hereto reasonably may agree from time to time as of the date hereof. Each Wholesale Business Employee who accepts Buyer’s offer of employment shall be a “Hired Employee” for purposes of this Agreement upon the later of such Wholesale Business Employee’s acceptance of Buyer’s offer of employment and such Wholesale Business Employee’s return to active employment.

(b)  Buyer agrees that, during the period commencing on the date hereof and ending on the earlier of (i) the termination of such Hired Employee by Buyer or (ii) the second anniversary hereof, the Hired Employees will be provided with compensation (including base salary, bonus and other incentive compensation) and pension and welfare benefits and perquisites that are no less favorable in the aggregate than those provided by Buyer to similarly situated employees. Buyer will cause any employee benefit plans in which the Hired Employees are entitled to participate to take into account for purposes of eligibility, vesting and benefit accrual thereunder, service by Hired Employees as if such service were with Buyer, to the same extent such service was credited under a comparable plan of Seller (except to the extent it would result in a duplication of benefits).

(c)  As of the first day of the month following each of the Hired Employees’ employment by Buyer, such Hired Employee shall be eligible to participate, without any waiting time, in any and all employee benefit plans of Buyer to the extent (i) coverage under such plan replaces coverage under a similar or comparable employee benefit plan, program, policy or arrangement in which such employees participated immediately prior to the date hired by Buyer and (ii) to the extent the terms of such arrangement so permit or can be amended by reasonable best efforts so to permit.

(d)  For purposes of each plan providing welfare benefits, Buyer shall use its reasonable best efforts to cause all pre-existing condition exclusions of such plan to be waived for employees of Seller and their covered dependents to the extent such pre-existing condition exclusions were inapplicable to or had been satisfied by such employee and their covered dependants immediately prior to July 1, 2006 under the relevant employee benefit plan, program, policy or arrangement.

(e)  In the case of Hired Employees hired after July 1, 2006, Buyer shall, and shall cause any successor thereto, to give full credit for deductibles satisfied under Seller’s benefit plans with respect to the current plan year toward any deductibles for the remainder of the plan year with respect to the date hereof.

(f)  Seller and Buyer shall agree to the manner in which, as soon as practicable following the date hereof, those Hired Employees participating in a defined contribution plan of Seller described in Section 401(k) of the Code shall be treated; provided, however, that (i) such agreement shall be reached as soon as practicable following the date hereof, (ii) such treatment shall be as permitted by Law and the applicable benefit plans of Seller and (iii) the objective shall be to treat those Hired Employees in a manner substantially the same as other Employees following the consummation of the transactions contemplated by the Merger Agreement.

9.             Tax matters. (a)   All federal, state, local, foreign or other excise, sales, use, value added, transfer (including real property transfer or gains), stamp, documentary, filing, recordation and other similar taxes and fees that may be imposed or assessed as a result of the transfer of the Wholesale Business Assets or the assumption of the Wholesale Business Liabilities, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties (“Transfer Taxes”), shall be borne 50% by Seller and 50% by Buyer. Any tax return that must be filed in connection with Transfer Taxes shall be prepared by the party primarily or customarily responsible under applicable local law for filing such tax returns (the “Return Preparer”). With respect to a particular Transfer Tax, the Return Preparer will (i) use its reasonable best efforts to provide such tax return to the other party at least ten business days prior to the date such tax return is due to be filed, and (ii) file such tax return and remit payment in full as shown on such tax return to the appropriate taxation authority on or before the date such tax return is due to be filed. The other party will reimburse the Return Preparer for any Transfer Tax for which such other party is liable under this Section 9(a), to the extent such Transfer Tax is paid by the Return Preparer, not more than ten business days after the Return Preparer has remitted payment for such Transfer Tax to the appropriate taxing authority. Such tax returns shall be prepared consistent with the allocation of Consideration pursuant to Section 9(b) hereof. Seller and Buyer shall cooperate in the timely completion and filing of all such tax returns. Any Transfer Taxes resulting from any subsequent transfer of the Wholesale Business Assets or Wholesale Business Liabilities subsequent to the date hereof shall be borne by Buyer.

(b)  The parties to this Agreement agree that the Asset Value is equal to the Consideration. Seller and Buyer agree that the Consideration shall be allocated in the matter set forth in Schedule 9 to this Agreement. Seller and Buyer agree to prepare and file an IRS Form 8594 in a timely fashion in accordance with the rules under Section 1060 of the Code and in conformity with Schedule 9 to this Agreement. The determination and allocation of the Consideration derived pursuant to this Section 9(b) shall be binding on Seller and Buyer for all tax reporting purposes.

10.           Documentation. Seller will provide Buyer with documents evidencing transfer of the Wholesale Business Assets as Buyer may reasonably request; Buyer will provide Seller with documents evidencing assumption of the Wholesale Business Liabilities as Seller may reasonably request.

11.           Section 6.1(a) Approval. This Agreement, as duly executed by each of the parties hereto, constitutes any and all written approval of Accredited as required under Section 6.1(a) of the Merger Agreement to effect the transactions contemplated hereby.

12.           Disclosure Schedules. The Disclosure Schedules associated with the Merger Agreement shall be deemed amended to reflect the transactions contemplated hereby.

13.           Miscellaneous.

13.1         Notice. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by facsimile:

if to Buyer or Merger Sub
15090 Avenue of Science,
San Diego, CA 92128
Attention:  General Counsel
Fax:  (858) 676-2100.

with a copy to Cameron Jay Rains, Esq.
DLA Piper Rudnick Gray Cary US LLP,
4365 Executive Drive, Suite 1100
San Diego, CA 92121
Fax:  (858) 677-1401.

if to Seller

350 South Grand Avenue,
Los Angeles, CA 90071.
Attention:  John F. Madden
Fax:  (213) 210-4535.

with a copy to Francis J. Aquila, Esq. and Patrick S. Brown, Esq.,
Sullivan & Cromwell LLP,
125 Broad Street, New York, New York 10004
Fax:  (212) 558-3588.

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above. Any notice, request, instruction or other document given as provided above shall be deemed given to the receiving party upon actual receipt, if delivered personally; three business days after deposit in the mail, if sent by registered or certified mail; upon confirmation of successful transmission if sent by facsimile (provided that if given by facsimile such notice, request, instruction or other document shall be followed up within one business day by dispatch pursuant to one of the other methods described herein); or on the next business day after deposit with an overnight courier, if sent by an overnight courier.

13.2         Amendment; Waiver. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Seller, Buyer and Merger Sub, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

13.3         No Assignment or Benefit to Third Parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and permitted assigns. No party to this Agreement may assign any of its rights or delegate any of its obligations under this Agreement, by operation of Law or otherwise, without the prior written consent of the other party hereto, except as provided in Section 13.5 and except that Buyer may assign any and all of its rights under this Agreement to one or more of its wholly owned subsidiaries (but no such assignment shall relieve Buyer of any of its obligations hereunder). Nothing in this Agreement, express or implied, is intended to confer upon any Person other than Seller, Buyer and Merger Sub and their respective successors, legal representatives and permitted assigns, any rights or remedies under or by reason of this Agreement.

13.4         Entire Agreement. This Agreement (including all Schedules hereto) contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, except for the Confidentiality Agreement, which shall remain in full force and effect until the Closing. For the avoidance of doubt, reference to the Closing in this Section 13.4 shall refer to the Closing as defined in the Merger Agreement. Other than the fulfillment of any and all written approvals required under Section 6.1(a) of the Merger Agreement as contemplated by Section 11 hereof and any and all amendments to the Disclosure Schedules associated with the Merger Agreement as contemplated by Section 12 hereof, this Agreement shall have no effect on the Merger Agreement or any of the terms and provisions thereof.

13.5         Fulfillment of Obligations. Any obligation of any party to any other party under this Agreement that is performed, satisfied or fulfilled completely by an Affiliate of such party, shall be deemed to have been performed, satisfied or fulfilled by such party.

13.6         Public Disclosure. Notwithstanding anything to the contrary contained herein, except as may be required to comply with the requirements of any applicable Law and the rules and regulations of any stock exchange upon which the securities of one of the parties is listed, from and after the date hereof, no press release or similar public announcement or communication shall be made or caused to be made relating to this Agreement unless specifically approved in advance by each of the parties hereto.

13.7         Expenses. Except as otherwise expressly provided in this Agreement, whether or not the transactions contemplated by this Agreement are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the party incurring such costs and expenses.

13.8         Governing Law; Waiver of Jury Trial; Specific Performance. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of California (except to the extent to which, under the internal affairs doctrine as applied under California Law, Maryland Law applies by reason of being the Law of the Company’s state of incorporation) without regard to any applicable principles of conflicts of law. Each party hereto irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of such party in the negotiation, administration, performance and enforcement thereof. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such party is entitled at law or in equity.

13.9         Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement.

13.10       Headings. The heading references herein and the table of contents hereof are for convenience purposes only, and shall not be deemed to limit or affect any of the provisions hereof.

13.11       Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

13.12       Defined Terms. To the extent that the defined terms used in this Agreement are not defined herein, such terms shall have the meanings ascribed to them in the Merger Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed or caused this Agreement to be duly executed by their respective authorized officers as of the date first written above.

AAMES INVESTMENT CORP.

By:
Name:
Title:

AAMES FUNDING CORPORATION

By:
Name:
Title:

ACCREDITED HOME LENDERS HOLDING CO.

By:
Name:
Title:

ACCREDITED HOME LENDERS, INC.

By:
Name:
Title:

AHL ACQUISITION, LLC

By:
Name:
Title: